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                                                                   EXHIBIT 23(a)







                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report dated January 18, 2000 included in the First United Bancshares, Inc. Form 10-K for the year ended December 31, 1999, into the Company's previously filed Registration Statement on Form S-8 (File Nos. 033-56387 and 333-82075).



                                          ARTHUR ANDERSEN LLP


Jackson, Mississippi
March 24, 2000.